Employee Benefit Plans	12 Months Ended
Dec. 31, 2011
Employee Benefit Plans [Abstract]
Employee Benefit Plans

Note 13 – Employee Benefit Plans

401(k) Plan:

The 401(k) plan allows employees to contribute up to the IRS maximum. Matching company contributions to the plan are discretionary. Expense of this plan was $115,000, $112,000, and $0 in 2011, 2010, and 2009, respectively.

Employee Stock Ownership Plan:

Employees participate in an Employee Stock Ownership Plan (the "ESOP"). ChoiceOne may make discretionary contributions to the ESOP. Shares of ChoiceOne common stock are allocated to participants based on relative compensation earned and compensation expense is recorded when allocated. Dividends on allocated shares increase the participant accounts. Participants become fully vested upon completing six years of qualifying service. Participants receive the shares at the end of employment. A participant may require stock received to be repurchased by ChoiceOne at any time. ChoiceOne did not contribute to the ESOP nor was any expense recorded in 2011, 2010, or 2009.

Shares held by the ESOP as of December 31 were as follows:

(Dollars in thousands)

	2011	2010	2009

Shares allocated to participants	5,355	5,355	5,355
Shares unallocated	–	–	–

Total shares of ChoiceOne stock held by ESOP	5,355	5,355	5,355

Fair value of allocated shares, subject to repurchase obligation, recorded in other liabilities	$66	$64	$48

Post-retirement Benefits Plan:

ChoiceOne maintains an unfunded post-retirement health care plan, which permits employees (and their dependents) the ability to participate upon retirement from ChoiceOne. ChoiceOne does not pay any portion of the health care premiums charged to its retired participants. A liability has been accrued for the obligation under this plan. ChoiceOne incurred negative post-retirement benefit expense of $11,000 in 2011, $15,000 in 2010, and $17,000 in 2009. The post-retirement obligation liability was $131,000 as of December 31, 2011 and $119,000 as of December 31, 2010.

Deferred Compensation Plans:

A deferred director compensation plan covers former directors of Valley Ridge Bank, which was acquired by ChoiceOne in 2006. Under the plan, ChoiceOne pays each former director the amount of director fees deferred plus interest at rates ranging from 0.90% to 5.84% over various periods as elected by each director. The payout periods range from one month to ten years beginning with the individual's termination of service. A liability has been accrued for the obligation under this plan. ChoiceOne incurred deferred compensation plan expense of $17,000, $20,000, and $28,000 in 2011, 2010, and 2009, respectively. The deferred compensation liability was $287,000 as of December 31, 2011 and $357,000 as of December 31, 2010.

A supplemental retirement plan covers four former executive officers of Valley Ridge Bank. Under the plan, ChoiceOne pays these individuals a specific amount of compensation plus interest at 7.50% over a 15-year period commencing upon early retirement age (as defined in the plan) or normal retirement age (as defined in the plan). A liability has been accrued for the obligation under this plan. ChoiceOne incurred deferred compensation plan expense of $32,000 in 2011, $41,000 in 2010, and $76,000 in 2009. Deferred compensation liabilities of $715,000 and $751,000 were outstanding as of December 31, 2011 and December 31, 2010, respectively.